UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05215 )

Exact name of registrant as specified in charter:	Putnam Tax Exempt Money Market Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2010

Date of reporting period: October 1, 2009 — March 31, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTXXX

Putnam Tax Exempt Money Market Fund

Semiannual report 3|31|10

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Tax Exempt
Money Market Fund

Semiannual report
3 | 31 | 10

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio managers	7

Your fund’s performance	11

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	26

Financial statements	27

Shareholder meeting results	41

Message from the Trustees

Dear Fellow Shareholder:

Global equity markets have continued to rebound from last year’s lows, bolstered by strengthening economic growth and robust earnings results. Major stock indexes have hit highs not seen since the fall of 2008. And although opportunities in fixed income are somewhat diminished following the bond market’s historic rally last year, pockets of attractive valuations and opportunity remain.

Last year, investors who deployed cash in the markets were generally rewarded across a range of asset categories. This year, success is requiring more analysis, insight, and expertise. Active money management — Putnam’s core strength — is very important during times like these.

One lesson that can be drawn from the painful downturn of 2008 and early 2009 is the importance of diversification and asset allocation, which mutual funds offer. Although diversification does not guarantee a profit or protect against loss, it remains an important investment principle and one we believe is worth pursuing in all market environments.

Lastly, we would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We also would like to welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to offer accessibility and tax-advantaged income at low risk

For most people, keeping part of their savings in a low-risk, easily accessible place is an essential part of an investment plan. And if earnings from that vehicle are tax-favored, all the better. That is why Putnam Tax Exempt Money Market Fund can play a valuable role in many investors’ portfolios. The fund seeks to earn as high a level of current income that is exempt from federal income taxes as Putnam believes is consistent with preservation of capital, maintenance of liquidity, and stability of principal. In short, the fund aims to provide investors with tax-favored income at short-term rates.

Because the fund invests in securities issued by borrowers with excellent credit ratings, the fund’s risk of losing principal is low. Furthermore, because the fund holds instruments that pay interest that is exempt from federal income tax (but may be subject to the federal alternative minimum tax, or AMT), investors in the fund are able to keep more income after taxes.

The fund’s portfolio managers are backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry. Putnam’s municipal security analysts are grouped into sector teams and conduct ongoing, rigorous research.

Whether you want to earmark money for near-term expenses or future investment opportunities, or to stow away cash for an unforeseen “rainy day” while earning tax-favored income, this fund can be an attractive choice.

Consider these risks before investing:

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax.

Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2010.

Results for investors subject to lower tax
rates would not be as advantageous.

Municipal securities may finance a range of projects in your community and thus play a key role in its development.

Performance
snapshot

Annualized total return (%) comparison as of 3/31/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Investment return will fluctuate. Performance assumes reinvestment of distributions. For a portion of the periods, this fund limited expenses, without which returns would have been lower. Class A shares do not bear an initial sales charge. See pages 7 and 11–12 for additional performance information. To obtain the most recent month-end performance, visit putnam.com. The 7-day yield is one of the most important gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return. Taxable equivalent assumes the maximum 35% federal income tax rate for 2010. Results for investors subject to lower tax rates would not be as advantageous. Investment income from federally exempt funds may be subject to state and local taxes.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s portfolio managers

Joanne Driscoll and Jonathan Topper

How did the fund perform for the
reporting period?

Joanne: The lack of clear, consistent evidence of economic strength may have persuaded the Federal Reserve Board [Fed] to keep interest rates at historic lows, but it also meant that yields on fixed-income investments remained equally depressed throughout the first half of Putnam Tax Exempt Money Market Fund’s 2010 fiscal year. In such a low-interest-rate environment, we continued to seek out the highest caliber money-market securities with a focus on diversification and competitive income without sacrificing quality. For the six months ended March 31, 2010, the fund’s class A shares had a total return of 0.02%, which was in line with the return for its Lipper Tax-Exempt Money Market Funds category. Low short-term interest rates also translated into similarly unexciting yields. The fund’s 7-day yield stood at 0.05% on March 31, 2010.

What was your strategy for finding income
in such a challenging environment?

Jonathan: Since we believe the tax-exempt yield curve will begin to steepen during the rest of the year, we allowed longer-dated fixed-rate municipal notes to mature and replaced them with shorter-term, fixed-rate municipal commercial paper. This meant that we kept the portfolio’s WAM [weighted

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/10. See pages 6 and 11–12 for additional fund performance information. Index descriptions can be found on page 14.

average days to maturity] shorter than many of its peers to allow the fund to be more responsive to potential increases in interest rates. On March 31, 2010, the portfolio’s WAM stood at 15 days.

Can you describe some of the holdings that
exemplify your strategy?

Joanne: Certainly. At the end of the period, the fund’s investments in VRDNs [variable rate demand notes], which reset daily, weekly, or monthly, depending on the structure of the municipal debt, represented nearly 90% of the portfolio value. The fund’s exposure to VRDNs is diversified geographically and across industries as illustrated by the following examples of issuers in the portfolio.

Wake Forest University is a nationally ranked private liberal arts university located in Winston-Salem, N.C., with an undergraduate school and six graduate/professional schools. Pennsylvania Turnpike Authority manages an established toll-road system that is essential to east-west transportation in the region. This issuer has a history of sound financial management and the political will to institute the necessary toll hikes to meet its debt obligations.

We also increased the fund’s exposure to tax-exempt commercial paper, which are short-term promissory notes issued for up to 270 days. Among the issuers in the education sector are two noteworthy institutions. Johns Hopkins University is a world-class private research and higher education institution in Baltimore, Maryland, offering undergraduate and graduate degrees in various fields and is associated with the Johns Hopkins Hospital and Health System Corporation, which unites the physicians and scientists of the Johns Hopkins University School of Medicine with the health professionals and facilities that comprise the broad, integrated Johns Hopkins Health System. The University of Texas System consists of nine universities and six health institutions located across the state. The System enrolls nearly 195,000 students in undergraduate, graduate, and professional studies, making it one of the nation’s largest public educational enterprises. In the health-care sector, Trinity Health (Michigan State Hospital Authority) is the fifth-largest non-profit health-care provider in the nation and controls or owns a total of 44 acute-care hospitals, as well as long-term care, skilled nursing, and behavioral health facilities in seven states. This diversification allows the system to withstand microeconomic pressure in any specific region by ensuring revenue is generated across several states.

In the tax-exempt notes sector, we purchased fixed-rate tax-exempt revenue anticipation notes issued by the Iowa Finance Authority for Iowa Schools. This program allows small school districts to combine their efforts in order to borrow money secured by future state aid payments. If any school district fails to make a payment, the state of Iowa will make the payment for them. Because these short-term obligations are secured by the full faith and credit and general obligations pledge of the state, they represent, in our opinion, the best and safest form of security that can be pledged in the tax-exempt municipal market.

What is your outlook?

Jonathan: We expect the U.S. economy to continue recovering this year, albeit at a more subdued pace compared to historical post-recession standards. In our opinion, consumption and investment spending may be offset by weakness in housing, gradual removal of stimulus efforts by the Fed and U.S. Treasury, constraints on credit growth amid high government and personal debt, and higher oil prices.

Our view on the future direction of interest rates remains neutral at this time. We think core inflation should stay very low in coming months. Yet the forthcoming wave of sovereign debt issuance required to fund soaring budget deficits, both in the United States and abroad, may prompt investors to demand higher yields. Should further signs of growth or employment gains materialize later this year, the Fed may shift into a tightening mode and raise interest rates to head off inflationary pressures.

“ We expect the U.S. economy to
continue recovering this year, albeit
at a more subdued pace compared to
historical post-recessionstandards. ”

Jonathan Topper

With so much fluidity in the economic picture, we will continue to focus on instruments of the highest credit quality and portfolio diversification, while adjusting the portfolio’s average days to maturity to reflect the potential for a continued economic recovery in the second half of 2010.

Joanne and Jonathan, thank you for your
time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joanne Driscoll has an M.B.A. from the Northeastern College of Business Administration and a B.S. from Westfield State College. A CFA charterholder, Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan Topper is a Money Market Specialist at Putnam. He has a B.A. from Northeastern University. Jonathan has been in the investment industry since he joined Putnam in 1990.

This chart shows how the fund’s weightings have changed over the past six months. Allocations are represented as a percentage of portfolio value. These may be different from allocations shown elsewhere in the report due to what percentages are based upon at each representation. Holdings and allocations may vary over time.

IN THE NEWS

Earlier this year, the Securities and Exchange Commission adopted new rules to strengthen the regulatory requirements governing the $3 trillion money market industry. Designed to improve the resiliency of money market funds for investors, the rules add liquidity requirements, improve maturity and credit quality standards, enhance disclosure, and require regular “stress-testing” of the funds. Specific changes include requiring a 7-day liquidity for 30% of a money market’s portfolio, reducing the weighted average maturity of the fund from 90 days to 60 days, and the posting of monthly holdings (which Putnam already does for its funds). The new regulations began to be phased in on May 5, 2010.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance and comparative index results For periods ended 3/31/10

	Putnam Tax Exempt	Lipper Tax-Exempt Money Market Funds
	Money Market Fund	category average*

Annual average (life of fund,
since 10/26/87)	2.70%	2.73%

10 years	18.24	18.07
Annual average	1.69	1.67

5 years	9.74	9.55
Annual average	1.88	1.84

3 years	4.21	4.24
Annual average	1.38	1.39

1 year	0.04	0.09

6 months	0.02	0.02

Current yield (end of period)

Current 7-day yield [1]
(with expense limitation)	0.05	N/A

Taxable equivalent [2]	0.08	N/A

Current 7-day yield [1]
(without expense limitation)	–0.25	N/A

Performance assumes reinvestment of distributions and does not account for taxes. There is no initial sales charge. For a portion of the period, this fund limited expenses, without which returns and yields would have been lower.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/10, there were 103, 102, 96, 83, 64, and 30 funds, respectively, in this Lipper category.

1 The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

2 Assumes the 35% 2010 maximum federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous.

Fund distribution information For the six-month period ended 3/31/10

Distributions

Number	6

Income*	$0.000225

Capital gains†	—

Total	$0.000225

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Investment income may be subject to state and local taxes. For some investors, investment income may also be subject to the federal alternative minimum tax.

† Capital gains, if any, are taxable for federal and, in most cases, state purposes.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class A

Total annual operating expenses for the fiscal year ended 9/30/09*	0.55%

Annualized expense ratio for the six-month period ended 3/31/10	0.24%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses under a new management contract effective 1/1/10 and a new expense arrangement.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Tax Exempt Money Market Fund from October 1, 2009, to March 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class A

Expenses paid per $1,000 *†	$1.20

Ending value (after expenses)	$1,000.20

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/10.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2010, use the following calculation method. To find the value of your investment on October 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class A

Expenses paid per $1,000 *†	$1.21

Ending value (after expenses)	$1,023.73

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/10.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Lipper Tax-Exempt Money Market Funds category average is an arithmetic average of the total return of all tax-exempt money market mutual funds tracked by Lipper.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2009. In addition, at the Trustees’ September 11, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, a sub-management contract with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), effective January 30, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements (and the new sub-management contract between Putnam Management and PIL, which the Trustees evaluated in large part based on their review of contractual arrangements in June 2009) as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 8th percentile in management fees and in the 63rd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements. In the case of your fund, Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) through July 31, 2010 to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s distribution plans) would exceed an annual rate of 0.600% of the fund’s average net assets.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Tax-Exempt Money Market Funds) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	53rd

Three-year period	42nd

Five-year period	42nd

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 102, 91 and 81 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Management entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds). In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds, which do not pay management fees to Putnam Management) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family.

(“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Tax Exempt Money Market Fund	0.302%	0.450%	(0.148)%

As shown in the foregoing table, based on June  30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.)

The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2010, Putnam employees had approximately $340,000,000 and the Trustees had approximately $48,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 3/31/10 (Unaudited)

Key to holding’s abbreviations

FHLMC Coll. Federal Home Loan Mortgage	LOC Letter of Credit
Corporation Collateralized
PSFG Permanent School Fund Guaranteed
FNMA Coll. Federal National Mortgage
Association Collateralized	RAN Revenue Anticipation Notes

VRDN Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (100.0%)*	Rating**	Principal amount	Value

Alabama (1.8%)
Mobile, Special Care Fac. Fin. Auth. VRDN
(Infirmary Hlth. Syst.), Ser. A, 0.27s, 2/1/40
(Bank of Nova Scotia (LOC)) M	VMIG1	$1,000,000	$1,000,000

			1,000,000
California (2.1%)
San Francisco City & Cnty., Multi-Fam. Hsg. VRDN
(Post St. Towers), Ser. A, FHLMC Coll., 0.26s, 8/1/30 M	A–1+	1,200,000	1,200,000

			1,200,000
Colorado (4.5%)
CO Hsg. & Fin. Auth. VRDN
(Multi-Fam. — Coventry), Ser. B, FNMA Coll.,
0.28s, 10/15/16 M	A–1+	200,000	200,000
(Multi-Fam. — Hamptons), Ser. G, FNMA Coll.,
0.28s, 10/15/16 M	A–1+	900,000	900,000
(Multi-Fam. Loretto), Ser. F, FNMA Coll., 0.28s,
10/15/16 M	A–1+	1,450,000	1,450,000

			2,550,000
Georgia (3.9%)
Fayette Cnty., Dev. Auth. Edl. Fac. VRDN
(Catholic Ed. North GA, Inc.), 0.38s, 4/1/28
(Wells Fargo Bank, N.A. (LOC)) M	A–1+	1,000,000	1,000,000

Roswell, Hsg. Auth. Multi-Fam. VRDN (Rosemont
Apt.), FHLMC Coll., 0.32s, 1/1/34 M	A–1+	1,170,000	1,170,000

			2,170,000
Illinois (7.5%)
Channahon, VRDN (Morris Hosp.), Ser. B, 0.29s,
12/1/32 (U.S. Bank, N.A. (LOC)) M	A–1+	960,000	960,000

IL Dev. Fin. Auth. VRDN (North Shore Country
Day), 0.35s, 7/1/33 (Northern Trust Co. (LOC)) M	VMIG1	1,000,000	1,000,000

IL Edl. Fac. Auth. VRDN (Lake Forest Open Lands),
0.3s, 8/1/33 (Northern Trust Co. (LOC)) M	A–1+	500,000	500,000

IL Fin. Auth. VRDN (Saint Xavier U.), 0.37s,
10/1/40 (LaSalle Bank, N.A. (LOC)) M	A–1	1,760,000	1,760,000

			4,220,000
Indiana (7.4%)
IN Hlth. Fac. Fin. Auth. VRDN (Fayette Memorial
Hosp. Assn.), Ser. A, 0.32s, 10/1/32 (U.S. Bank,
N.A. (LOC)) M	A–1+	500,000	500,000

IN State Dev. Fin. Auth. Ed. Fac. VRDN (IN Museum
of Art), 0.3s, 2/1/39 (Bank One, N.A. (LOC)) M	VMIG1	1,000,000	1,000,000

IN State Fin. Auth. VRDN
(Lease Appropriation), Ser. A-2, 0.29s, 2/1/37 M	VMIG1	300,000	300,000
(Lease Appropriation), Ser. A, 0.29s, 2/1/35 M	VMIG1	845,000	845,000

IN State Fin. Auth. Edl. Fac. VRDN (Depauw U.),
Ser. A, 0.3s, 7/1/36 (Northern Trust Co. (LOC)) M	VMIG1	1,500,000	1,500,000

			4,145,000

MUNICIPAL BONDS AND NOTES (100.0%)* cont.	Rating**	Principal amount	Value

Iowa (1.8%)
IA Fin. Auth. RAN (IA Schools), Ser. A, 2 1/2s,
6/23/10	MIG1	$1,000,000	$1,004,480

			1,004,480
Kansas (1.8%)
KS State Dev. Fin. Auth. Hlth. Fac. VRDN
(Deaconess Long Term Care), Ser. C, 0.31s,
5/15/30 (JPMorgan Chase Bank (LOC)) M	VMIG1	1,000,000	1,000,000

			1,000,000
Maryland (1.8%)
Johns Hopkins University Commercial Paper Ser. A,
0.24s (6/11/10)	A–1+	1,000,000	1,000,000

			1,000,000
Massachusetts (1.8%)
MA Hlth. & Edl. Fac. Auth. Commerical Paper
(Harvard U.) 0.32s, 6/15/10	A–1+	1,000,000	1,000,000

			1,000,000
Michigan (1.8%)
Michigan State Hosp. Auth. Fin. Commercial Paper
(Trinity Health) 0.29s (8/12/10)	A–1+	1,000,000	1,000,000

			1,000,000
Minnesota (3.5%)
Minnanoka & Ramsey Cntys., North Suburban Hosp.
Dist. VRDN (Hlth. Ctr.), 0.3s, 8/1/14 (Wells
Fargo Bank, N.A. (LOC)) M	A–1+	700,000	700,000

New Ulm, Hosp. Fac. VRDN (Hlth. Ctr. Syst.),
0.3s, 8/1/14 (Wells Fargo Bank N.A. (LOC)) M	A–1+	300,000	300,000

U. of MN VRDN, Ser. C, 0.31s, 12/1/36 M	VMIG1	1,000,000	1,000,000

			2,000,000
Missouri (5.2%)
MO State Hlth. & Edl. Fac. Auth. VRDN
(Deaconess Long-term Care), Ser. B, 0.31s,
5/15/30 (JPMorgan Chase Bank (LOC)) M	VMIG1	1,500,000	1,500,000
(Sisters of Mercy Hlth.), Ser. C, 0.32s, 6/1/19 M	VMIG1	920,000	920,000
(Washington U. (The)), Ser. D, 0.27s, 9/1/30 M	VMIG1	500,000	500,000

			2,920,000
Montana (1.8%)
MT Fac. Fin. Auth. VRDN (Sisters of Charity),
Ser. A, 0.30s, 12/1/25 M	VMIG1	1,020,000	1,020,000

			1,020,000
New Hampshire (4.8%)
NH State Bus. Fin. Auth. VRDN (Foundation For
Seacoast Hlth.), Ser. A, 0.38s, 6/1/28 (Bank
of America, N.A. (LOC)) M	A–1	1,705,000	1,705,000

NH State Hsg. Fin. Auth. Multi-Fam. VRDN (EQR-
Bond Partnership), FNMA Coll., 0.26s, 9/15/26 M	VMIG1	1,000,000	1,000,000

			2,705,000
New Jersey (1.9%)
NJ Hlth. Care Fac. Fin. Auth. VRDN (Somerset Med.
Ctr.), 0.27s, 7/1/24 (TD Bank, N.A. (LOC)) M	VMIG1	1,080,000	1,080,000

			1,080,000
New York (0.7%)
Monroe Cnty., Indl. Dev. Agcy. Civic Fac. VRDN
(Cherry Ridge Appartments, LLC), 0.25s, 1/1/35
(HSBC Bank USA, N.A. (LOC)) M	A–1+	200,000	200,000
(Cherry Ridge Assisted Living), 0.25s, 1/1/35
(HSBC Bank USA, N.A. (LOC)) M	A–1+	195,000	195,000

			395,000

MUNICIPAL BONDS AND NOTES (100.0%)* cont.	Rating**	Principal amount	Value

North Carolina (8.7%)
Greensboro, VRDN (Pub. Impt.), Ser. B, 0.28s,
2/1/23 M	VMIG1	$885,000	$885,000

NC Cap. Fin. Agcy. Edl. Fac. VRDN (Wake Forest
U.), Ser. B, 0.24s, 1/1/18 M	VMIG1	1,060,000	1,060,000

North Carolina Captial Facility Commercial Paper
(Duke U.) Ser. A1&2, 0.23s (8/2/10)	A–1+	1,000,000	1,000,000

U. of NC VRDN, Ser. C, 0.23s, 12/1/25 M	VMIG1	975,000	975,000

Wake Cnty., VRDN, Ser. A, 0.3s, 3/1/26 M	VMIG1	1,000,000	1,000,000

			4,920,000
Ohio (2.5%)
Columbus, Swr. VRDN, Ser. B, 0.29s, 6/1/32 M	VMIG1	560,000	560,000

OH State Air Quality Dev. Auth. VRDN (Poll.
Control — First Energy), Ser. B, 0.27s, 1/1/34
(Barclays Bank PLC (LOC)) M	VMIG1	650,000	650,000

Warren Cnty., Hlth. Care Fac. VRDN
(Otterbein Homes), 0.3s, 7/1/31 (U.S. Bank,
N.A. (LOC)) M	A–1+	230,000	230,000

			1,440,000
Oklahoma (1.2%)
OK State Tpk. Auth. VRDN, Ser. E, 0.29s, 1/1/28 M	VMIG1	700,000	700,000

			700,000
Pennsylvania (7.5%)
Beaver Cnty., Indl. Dev. Auth. Poll. Control VRDN
(First Energy), Ser. A, 0.29s, 1/1/35 (Barclays
Bank, PLC (LOC)) M	VMIG1	850,000	850,000

Delaware River Port Auth. PA & NJ VRDN, Ser. B,
0.27s, 1/1/26 (TD Bank, N.A. (LOC)) M	VMIG1	970,000	970,000

Montgomery County Pennsyvania Industrial
Commercial Paper Ser. 94-A, 0.2s (4/14/10)	A–1+	1,000,000	1,000,000

PA State Tpk. Comm. VRDN (Multi-Modal), Ser. A-1,
0.29s, 12/1/22 M	VMIG1	1,415,000	1,415,000

			4,235,000
Tennessee (2.8%)
Hendersonville, Indl. Dev. Board Multi-Fam. Hsg.
VRDN (Windsor Park), FNMA Coll., 0.31s, 2/15/28 M	A–1+	970,000	970,000

Metro. Govt. Nashville & Davidson Cnty., Hlth. &
Edl. Fac. Board VRDN (Vanderbilt U.), Ser. A-1,
0.28s, 10/1/44 M	VMIG1	600,000	600,000

			1,570,000
Texas (8.5%)
Denton, Indpt. School Dist. VRDN, Ser. 05-A,
0.30s, 8/1/35 M	A–1	1,000,000	1,000,000

Houston, Indpt. School Dist. VRDN (Schoolhouse),
PSFG, 0.27s, 6/15/31 M	VMIG1	920,000	920,000

Katy, Indpt. School Dist. VRDN (School Bldg.),
PSFG, 0.29s, 8/15/33 M	VMIG1	900,000	900,000

TX State VRDN (Veterans Hsg. Assistance II),
Ser. D, 0.32s, 12/1/36 (Sumitomo Trust &
Banking Co. (LOC)) M	VMIG1	980,000	980,000

University of Texas System Commercial Paper
Ser. A, 0.2s (4/1/10)	A–1+	1,000,000	1,000,000

			4,800,000

MUNICIPAL BONDS AND NOTES (100.0%)* cont.	Rating**	Principal amount	Value

Virginia (1.4%)
James Cnty., Indl. Dev. Auth. VRDN (Multi Fam.—
Chambrel), FNMA Coll., 0.29s, 11/15/32 M	A–1+	$805,000	$805,000

			805,000
Washington (6.0%)
WA State Hlth. Care Fac. Auth. Lease VRDN
(National Hlth. Care Research & Ed.), 0.27s,
1/1/32 (BNP Paribas (LOC)) M	VMIG1	900,000	900,000

WA State Hsg. Fin. Comm. Non Profit VRDN
(Northwest School), 0.43s, 6/1/32 (Bank
of America, N.A. (LOC)) M	VMIG1	1,400,000	1,400,000
(St. Vincent De Paul), Ser. A, 0.28s, 2/1/31
(Wells Fargo Bank, N.A. (LOC)) M	A–1+	1,070,000	1,070,000

			3,370,000
Wisconsin (3.0%)
WI State Hlth. & Edl. Fac. Auth. VRDN (Wheaton
Franciscan Svcs.), Ser. B, 0.26s, 8/15/33 (U.S.
Bank, N.A. (LOC)) M	VMIG1	1,700,000	1,700,000

			1,700,000
Wyoming (4.3%)
Gillette, Poll. Control VRDN, 0.27s, 1/1/18
(Barclays Bank PLC (LOC)) M	P–1	1,900,000	1,900,000

Sweetwater Cnty., Poll. Control VRDN
(Pacific Corp.), Ser. A, 0.27s, 7/1/15 (Barclays
Bank PLC (LOC)) M	VMIG1	500,000	500,000

			2,400,000

TOTAL INVESTMENTS

Total investments (cost $56,349,480)			$56,349,480

* Percentages indicated are based on net assets of $56,337,558.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at March 31, 2010 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2010. The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at March 31, 2010 and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

M The security’s effective maturity date is less than one year.

The rates shown on VRDN are the current interest rates at March 31, 2010.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at March 31, 2010 (as a percentage of net assets):

Financial	25.1%
Health care	19.9
Education	17.2
Housing	15.4

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of March 31, 2010:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$56,349,480	$—

Totals by level	$—	$56,349,480	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/10 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$56,349,480

Cash	75,471

Interest and other receivables	47,235

Receivable for shares of the fund sold	49,707

Total assets	56,521,893

LIABILITIES

Distributions payable to shareholders	144

Payable for shares of the fund repurchased	74,470

Payable for compensation of Manager (Note 2)	4,084

Payable for investor servicing fees (Note 2)	2,565

Payable for custodian fees (Note 2)	2,831

Payable for Trustee compensation and expenses (Note 2)	53,050

Payable for administrative services (Note 2)	218

Payable for reports to shareholders	10,356

Payable for auditing	23,165

Other accrued expenses	13,452

Total liabilities	184,335

Net assets	$56,337,558

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 4)	$56,363,880

Distributions in excess of net investment income (Note 1)	(11,002)

Accumulated net realized loss on investments (Note 1)	(15,320)

Total — Representing net assets applicable to capital shares outstanding	$56,337,558

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($56,337,558 divided by 56,368,858 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/10 (Unaudited)

INTEREST INCOME	$78,780

EXPENSES

Compensation of Manager (Note 2)	116,859

Investor servicing fees (Note 2)	16,924

Custodian fees (Note 2)	3,427

Trustee compensation and expenses (Note 2)	2,139

Administrative services (Note 2)	1,710

Reports to shareholders	15,346

Registration fees	31,927

Auditing	23,677

Other	7,622

Fees waived and reimbursed by Manager (Note 2)	(143,678)

Total expenses	75,953

Expense reduction (Note 2)	(202)

Net expenses	75,751

Net investment income	3,029

Net increase in net assets resulting from operations	$3,029

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/10*	Year ended 9/30/09

Operations:
Net investment income	$3,029	$274,298

Net increase in net assets resulting from operations	3,029	274,298

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income	(5,745)	(4,286)
From tax-exempt net investment income	(8,267)	(309,443)
Decrease from capital share transactions (Note 4)	(10,529,320)	(4,404,470)

Total decrease in net assets	(10,540,303)	(4,443,901)

NET ASSETS
Beginning of period	66,877,861	71,321,762

End of period (including distributions in excess of net
investment income of $11,002 and $19, respectively)	$56,337,558	$66,877,861

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
	Net asset value,		Net realized	Total from	From net				Net assets,	Ratio of expenses	investment income
	beginning	Net investment	gain (loss) on	investment	investment	Total	Net asset value,	Total return at net	end of period	to average net	(loss) to average
Period ended	of period	income (loss)	investments	operations	income	distributions	end of period	asset value (%) [a]	(in thousands)	assets (%) [b,c]	net assets (%) [c]

Class A
March 31, 2010 **	$1.00	— [h]	—	.0002	(.0002)	(.0002)	$1.00	.02 *	$56,338	.12 *[d]	— *[d,g]
September 30, 2009	1.00	.0035	—	.0035	(.0040)	(.0040)	1.00	.40	66,878	.47 [d]	.37 [d]
September 30, 2008	1.00	.0209	(.0002)	.0207	(.0211)	(.0211)	1.00	2.13	71,322.56		2.09
September 30, 2007	1.00	.0319	—	.0319	(.0312)	(.0312)	1.00	3.17	74,596.59		3.16
September 30, 2006	1.00	.0270 [f]	—	.0270	(.0270)	(.0270)	1.00	2.74	125,056	.54 [e,f]	2.71 [e,f]
September 30, 2005	1.00	.0153	—	.0153	(.0153)	(.0153)	1.00	1.54	114,429	.55 [e]	1.51 [e]

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

March 31, 2010	0.05%

September 30, 2009	0.25

September 30, 2008	0.25

September 30, 2007	0.15

September 30, 2006	0.11

September 30, 2005	0.12

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

March 31, 2010	0.18%

September 30, 2009	0.09

e Reflects a voluntary waiver of fund expenses in effect from July 1, 2005 through December 31, 2005. As a result of this waiver, the expenses of the fund reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2006	0.02%

September 30, 2005	0.02

f Reflects a non-recurring accrual related to a reimbursement paid to the fund by Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services which amounted to less than $0.01 per share and 0.02% of average net assets.

g Amount represents less than 0.01% of average net assets.

h Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

36	37

Notes to financial statements 3/31/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Tax Exempt Money Market Fund (the “fund”) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital, maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of high-quality short-term tax-exempt securities.

The fund offers class A shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, May 13, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2009, the fund had a capital loss carryover of $15,320 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$1,402	September 30, 2013

13,918	September 30, 2017

The aggregate identified cost on a financial reporting and tax basis is the same.

D) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary.

Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.44% of the first $5 billion, 0.39% of the next $5 billion, 0.34% of the next $10 billion, 0.29% of the next $10 billion, 0.24% of the next $50 billion, 0.22% of the next $50 billion, 0.21% of the next $100 billion, and 0.205% thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion and 0.18% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through July 31, 2010 to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage/service arrangements, payments under the fund’s distribution plan) would exceed an annual rate of 0.60% of the fund’s average net assets. During the period ended March 31, 2010, the fund’s expenses were reduced by $7,549 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the period ended March 31, 2010, Putnam Management waived $113,398 as a result of this waiver.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended March 31, 2010, the fund’s expenses were reduced by $22,731 as a result of this limit.

Effective January 30, 2010, Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the six months ended March 31, 2010 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2010, the fund’s expenses were reduced by $202 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $44, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the fund’s average net assets. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares exchanged from other Putnam funds that were purchased without an initial sales charge. For the six months ended March 31, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2010, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $28,141,000 and $38,746,000, respectively.

Note 4: Capital shares

At March 31, 2010, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

	Six months ended 3/31/10	Year ended 9/30/09

Class A

Shares sold	14,366,077	57,801,512

Shares issued in connection with
reinvestment of distributions	12,877	292,951

	14,378,954	58,094,463

Shares repurchased	(24,908,274)	(62,498,933)

Net decrease	(10,529,320)	(4,404,470)

At March 31, 2010, a Trustee of the fund owned 6.3% of the outstanding shares of the fund.

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustee was elected as follows:

	Votes for	Votes withheld

Ravi Akhoury	39,324,664	1,261,264

Jameson A. Baxter	39,740,408	845,520

Charles B. Curtis	39,644,521	941,407

Robert J. Darretta	39,783,700	802,228

Myra R. Drucker	39,777,514	808,414

John A. Hill	39,711,748	874,180

Paul L. Joskow	39,336,632	1,249,296

Elizabeth T. Kennan	39,621,446	964,482

Kenneth R. Leibler	39,781,722	804,206

Robert E. Patterson	39,762,525	823,403

George Putnam, III	39,653,509	932,419

Robert L. Reynolds	39,783,685	802,243

W. Thomas Stephens	39,770,500	815,428

Richard B. Worley	39,783,700	802,228

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

35,145,787	1,030,412	591,275	3,818,454

All tabulations are rounded to the nearest whole number.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus , or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Income-Growth Trust
International Growth Fund* **	Equity Income Fund
New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund*	The Putnam Fund for Growth and Income
Vista Fund	International Value Fund* ††
Voyager Fund	Mid Cap Value Fund
Small Cap Value Fund*
Blend
Asia Pacific Equity Fund*	Income
Capital Opportunities Fund*	American Government Income Fund
Capital Spectrum Fund‡	Diversified Income Trust
Emerging Markets Equity Fund*	Floating Rate Income Fund
Equity Spectrum Fund‡	Global Income Trust*
Europe Equity Fund*	High Yield Advantage Fund*
Global Equity Fund*	High Yield Trust*
Global Natural Resources Fund*	Income Fund
International Capital Opportunities Fund*	Money Market Fund†
International Equity Fund*	U.S. Government Income Trust
Investors Fund
Research Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversifi-cation among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	James P. Pappas
Putnam Investment	Robert L. Reynolds	Vice President
Management, LLC	W. Thomas Stephens
One Post Office Square	Richard B. Worley	Francis J. McNamara, III
Boston, MA 02109		Vice President and
	Officers	Chief Legal Officer
Investment Sub-Manager	Robert L. Reynolds
Putnam Investments Limited	President	Robert R. Leveille
57–59 St James’s Street		Vice President and
London, England SW1A 1LD	Jonathan S. Horwitz	Chief Compliance Officer
Executive Vice President,
Marketing Services	Principal Executive	Mark C. Trenchard
Putnam Retail Management	Officer, Treasurer and	Vice President and
One Post Office Square	Compliance Liaison	BSA Compliance Officer
Boston, MA 02109
	Charles E. Porter	Judith Cohen
Custodian	Senior Advisor to the Trustees	Vice President, Clerk and
State Street Bank		Assistant Treasurer
and Trust Company	Steven D. Krichmar
	Vice President and	Wanda M. McManus
Legal Counsel	Principal Financial Officer	Vice President, Senior Associate
Ropes & Gray LLP		Treasurer and Assistant Clerk
Janet C. Smith
Trustees	Vice President, Principal	Nancy E. Florek
John A. Hill, Chairman	Accounting Officer and	Vice President, Assistant Clerk,
Jameson A. Baxter,	Assistant Treasurer	Assistant Treasurer and
Vice Chairman		Proxy Manager
Ravi Akhoury	Susan G. Malloy
Charles B. Curtis	Vice President and
Robert J. Darretta	Assistant Treasurer
Myra R. Drucker
Paul L. Joskow	Beth S. Mazor
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson

This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA057 261077 5/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Tax Exempt Money Market Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: May 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 28, 2010